SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to Section 240.14a-12

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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800 Scudders Mill Road

Plainsboro, New Jersey 08536

March 15, 2005

Dear Stockholder:

The Annual Meeting of Stockholders is to be held at 12:00 p.m. noon, (Eastern time), on Friday, April 8, 2005 at 800 Scudders Mill Road, Entrance 2, Plainsboro, New Jersey. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope, postage pre-paid, in which to return your proxy card are enclosed.

At the Annual Meeting, the Fund’s common stockholders will vote for the election of the Fund’s Class II Directors for three-year terms and until their successors are duly elected and qualify, and the Fund’s preferred stockholders will vote for the election of two Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify. Stockholders who are present at the meeting will hear a report on the Fund and will be given the opportunity to discuss matters of interest to you as a stockholder.

Your Directors recommend that you vote in favor of each of the foregoing matters.

Martin J. Gilbert

Chairman

YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 8, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at 800 Scudders Mill Road, Entrance 2, Plainsboro, New Jersey, on Friday, April 8, 2005, at 12:00 p.m. noon, (Eastern time), for the following purposes:

(1)	To elect three Directors to serve as Class II Directors for three-year terms and until their successors are duly elected and qualify;

(2)	To elect two Directors to serve as Preferred Directors until the next annual meeting of stockholders and until their successors are duly elected and qualify; and

(3)	To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 10, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Roy M. Randall, Secretary

Plainsboro, New Jersey

March 15, 2005

IMPORTANT: Stockholders are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, or to authorize the proxy vote by telephone pursuant to instructions on the enclosed proxy card. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

1

PROXY STATEMENT

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Annual Meeting of Stockholders

April 8, 2005

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at Scudders Mill Road, Entrance 2, Plainsboro, New Jersey, on Friday, April 8, 2005, at 12:00 p.m. noon, (Eastern time). The approximate mailing date for this Proxy Statement is March 15, 2005 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s common stock will be voted “FOR” Proposal 1 and proxies submitted by holders of the Fund’s preferred stock will be voted “FOR” Proposal 2. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536), or by attending the Meeting and voting in person. Stockholders may authorize proxy voting by using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Stockholders may also authorize proxy voting by telephone, by following the instructions contained on their proxy card.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

Approval of Proposal 1 (Election of Class II Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting and entitled to vote thereon. Approval of Proposal 2 (Election of Preferred Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the Meeting and entitled to vote thereon. An abstention as to Proposal 1 or 2 will be treated as present and will have the effect of a vote against that proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on these proposals will be voted “FOR” each Proposal.

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the stockholders may adjourn the Meeting. The vote required to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Meeting may adjourn the Meeting as to that proposal or the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies on that proposal. The vote required for stockholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal. If the motion for adjournment is not approved, the voting on that proposal will be completed at the Meeting.

The following table indicates which class of the Fund’s stockholders is being solicited with respect to each Proposal to be considered at the Meeting.

	Solicitation of Vote of Common Stockholders	Solicitation of Vote of Preferred Stockholders (Series A-I)
Proposal 1:
Election of Class II Directors	Ö
Proposal 2:
Election of Preferred Directors		Ö

Only stockholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors has fixed the close of business on March 10, 2005 as the record date (“Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held. As of March 10, 2005, the Fund had outstanding 265,073,643 shares of common stock, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series A, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $0.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series E, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series G, par value $0.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $0.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $0.01 per share.

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2004, and any more recent reports, to any Fund stockholder upon request. To request a copy, please call or write to Aberdeen Asset Management Inc., Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301, Telephone: 1-800-522-5465.

PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

The Fund’s bylaws provide that the Board of Directors to be elected by holders of the Fund’s common stock will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund, the Investment Manager or the Investment Adviser, are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons as described above are referred to in this Proxy Statement as “Independent Directors.”

The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Fund’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated Brian M. Sherman, P. Gerald Malone and Peter D. Sacks to serve as Class II Directors for three-year terms, to expire at the Annual Meeting of Stockholders to be held in 2008, and until their successors are duly elected and qualify. Messrs. Sherman, Sacks and Malone were elected by stockholders to serve until the 2005 Annual Meeting. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

At its December 2004 meeting, the Board of Directors adopted a retirement policy providing for the retirement of directors at the age of 70, subject to annual review thereafter by the Nominating and Corporate Governance Committee to determine whether it is then in the best interests of the Fund for the director to remain on the Board. This policy will be implemented by the Fund during the current fiscal year. It is anticipated that a director would be requested, upon reaching the age of 70, to tender his or her resignation, to be effective on the date of the next meeting of stockholders at which directors are to be elected. However, in recognition of the fact that a person may continue to provide a valuable contribution to the Fund after reaching the age of 70, the Nominating and Corporate Governance Committee may determine on an annual basis thereafter whether the director could continue to serve during the remainder of the term for which the director was elected, and whether a director could be nominated to serve for an additional term.

It is the intention of the persons named on the enclosed proxy card to vote “FOR” the election of the persons indicated above to serve as Class II Directors. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Class II Directors, and each other Director of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Class II Directors (Current Directors and Nominees for a Term expiring at the Annual Meeting to be held in 2008)

Interested Director

Brian M. Sherman** 2 Paddington Street Paddington, NSW 2021 Australia Age: 61	Class II Director/ Nominee	Current term expires 2005; Director since 1986	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Director of Aberdeen Leaders Limited (investment company) since 1987. Mr. Sherman was Chairman of the Fund from 2000 to 2001 and President of the Fund to 2001. Until December 2000, he was Chairman and Joint Managing Director of the Fund’s Investment Adviser, and a Director of the Fund’s then Investment Manager.	1

P. Gerald Malone° 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 54	Class II Director/ Nominee	Current term expires 2005; Director since 2001	Mr. Malone is a self-employed solicitor. He has been chairman or a director of several companies in the health care industry since 1998.	1

Peter D. Sacks‡ 445 King Street West 4th Floor Toronto, Ontario M5V 1K4 Canada Age: 59	Class II Director/ Nominee	Current term expires 2005; Director since 1993	Mr. Sacks has been Managing Partner of Toron Capital Markets (investment management) since 1988.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class III Directors (Term expiring at the Annual Meeting to be held in 2006)

Interested Director

Martin J. Gilbert** c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 49	Chairman of the Board; President; Class III Director	Term as Director expires 2006; Director since 2001

Mr. Gilbert is one of the founding directors, and the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser. He has been President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. since February 2004. He has been Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. since 2001. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager (effective March 8, 2004) since 1991. Mr. Gilbert has also been a Director of Aberdeen Asset Management Limited (the Fund’s Investment Adviser) and Aberdeen Asset Managers (C.I.) Limited (the Fund’s Investment Manager to March 8, 2004) since 2000, and President and a Director of Aberdeen Asset Management Inc., the Fund’s administrator (effective November 1, 2004) since 1995.

				2	Aberdeen Global Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Independent Directors

David L. Elsum, A.M.† c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 67	Class III Director	Term expires 2006; Director since 1986	Mr. Elsum has been a member of the State of Victoria Regulator–General Appeal Panel since 2001 and is Chairman, director or adviser to several government and privately owned organizations in Australia.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

Peter J. O’Connell 110 Lang Road Centennial Park Sydney, New South Wales Australia Age: 51	Class III Director	Term expires 2006; Director since 1999	Mr. O’Connell is admitted as a solicitor in Australia and has been Managing Director of Multiplex Infrastructure Pty. Ltd. (infrastructure development) since 2003. Mr. O’Connell also served as Managing Director (from 2002 to 2003) and Director (from 1999 to 2002) of Lang Holdings (Aust) Pty. Ltd. (technology consulting).	2	Aberdeen Australia Equity Fund, Inc.

William J. Potter†° c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 56	Class III Director	Term expires 2006; Director since 1986	Mr. Potter has been President of Ridgewood Group International Ltd., an international consulting and merchant banking company, since 1989. He has also been Chairman of Meredith Portfolio Management Inc. (investment management) since 2004 and President of Kingsdale Capital (USA) Inc. (private placement broker) since 2004.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Class I (Term expiring at the Annual Meeting to be held in 2007)

Interested Director

Beverley Hendry** Las Olas Place 300 S.E. 2nd Street, Suite 820 Fort Lauderdale, FL 33301 Age: 51	Class I Director	Term expires 2007; Director since 2001	Mr. Hendry has served as Chief Executive Officer and a Director of Aberdeen Asset Management Inc. (the Fund’s Administrator, effective November 1, 2004) since 1995. Mr. Hendry has been a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s Investment Manager to March 8, 2004) since 2001. He also served as Executive Director of Aberdeen Asset Management PLC (parent company of the Fund’s Investment Manager and Investment Adviser) from 1991 to 2002. Mr. Hendry is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC.	1

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Independent Directors

Anthony E. Aaronson‡ 116 South Anita Avenue Los Angeles, CA 90049 Age: 68	Class I Director	Term expires 2007; Director since 1986	Mr. Aaronson has been a textile agent for over ten years.	2	Aberdeen Australia Equity Fund, Inc.

Neville J. Miles†° 2 Paddington Street Paddington, NSW 2021 Australia Age: 58	Class I Director	Term expires 2007; Director since 1996	Mr. Miles has been Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) since 2004. Mr. Miles has also served, for over five years, as a Director of a number of Australian companies.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

*	Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Sherman is deemed to be an interested person because of his prior ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser. Messrs. Gilbert and Hendry are deemed to be interested persons because of their affiliation with the Fund’s Investment Manager and Investment Adviser
†	Messrs. Elsum, Miles and Potter are members of the Contract Review Committee.
‡	Messrs. Aaronson and Sacks are members of the Audit and Valuation Committee.
°	Messrs. Malone, Miles and Potter are members of the Nominating and Corporate Governance Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that holders of common stock vote “FOR” the election of the Fund’s three nominees as Class II Directors to the Fund’s Board of Directors.

PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

The Fund has outstanding 24,000 shares of Auction Market Preferred Stock, designated as Series A-I, with an aggregate liquidation preference of $600,000,000.

Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Fund’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated Dr. Anton E. Schrafl and Mr. John T. Sheehy to serve as

Preferred Directors until the Annual Meeting of Stockholders to be held in 2006 and until their successors are duly elected and qualify. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed proxy card to vote “FOR” the election of the persons indicated above to serve as Preferred Directors. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Preferred Directors, their addresses, ages and principal occupations during the past five years are provided in the table below. Both of the nominees are Independent Directors.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Dr. Anton E. Schrafl Wiesenstrasse 7 8008 Zurich Switzerland Age: 73	Preferred Stock Director	Current term expires 2005; Director since 1998	Dr. Schrafl has been Chairman of the Board of Dynavest Ltd., (investment management company) since 1993. He was Deputy Chairman of Holcim Limited (global manufacturer and distributor of cement and allied products) from 1985 until 2002.	2	Aberdeen Global Income Fund, Inc.
John T. Sheehy‡° 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 62	Preferred Stock Director	Current term expires 2005; Director since 1986	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

*	Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
‡	Mr. Sheehy is a member of the Audit and Valuation Committee.
°	Mr. Sheehy is a member of the Nominating and Corporate Governance Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that holders of preferred stock vote “FOR” the election of the Fund’s two nominees as Preferred Directors to the Fund’s Board of Directors.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Officers of the Fund

The names of the officers of the Fund who are not Directors, their addresses, ages and principal occupations during the past five years are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Alison Briggs Level 6, 201 Kent Street Sydney, NSW 2000 Australia Age: 32	Vice President**	Since 2004	Director of Economics and Fixed Interest (from 2003 to 2005) and Senior Manager (prior to 2003) of Aberdeen Asset Management Limited (the Fund’s Investment Adviser).

Derek Fulton Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 32	Vice President**	Since 2005	Head of Global Sovereign and Asian Fixed Income, and a Director, of Aberdeen Asset Management Asia Limited (the Fund’s Investment Manager) (since 2004); Senior Portfolio Manager, Global Fixed Income of Aberdeen Asset Managers Ltd. (affililiate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to 2004).

Andrew Smith 45 Broadway, 21st Floor New York, New York 10006 Age: 36	Vice President Compliance***	Since 2004	Vice President (since 2000) and a Director (since 2005) of Aberdeen Asset Management Inc. (the Fund’s administrator, effective November 1, 2004);Vice President of Murray Johnstone Group (from 1988 to 2000).

Christian Pittard No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 31	Treasurer and Assistant Secretary***	Since 2001	Managing Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) (since 2000); Managing Director of Aberdeen Private Wealth Management (affiliate of the Fund’s Investment Manager and Investment Adviser) (since 2000).

Roy M. Randall Level 12, Chifley Tower 2 Chifley Square Sydney, NSW 2000 Australia Age: 68	Secretary***	Since 1986	Consultant to The Seidler Law Firm, Australian counsel to the Fund (since 2003); Partner of Stikeman Elliott, former Australian counsel to the Fund (from 1997 through 2002).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 9, 2004, except for Mr. Smith, who was elected on September 13, 2004.
**	Ms. Briggs and Mr. Fulton hold the same position with Aberdeen Global Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Messrs. Smith, Pittard and Randall hold the same position(s) with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Ownership of Securities

As of December 31, 2004, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding shares of common stock, and no shares of the Fund’s preferred stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of December 31, 2004, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director or Nominee in Family of Investment Companies *

Interested Directors

Martin J. Gilbert	$1 to $10,000	$10,001 to $50,000
Beverley Hendry	$1 to $10,000	$1 to $10,000
Brian M. Sherman	$10,001 to $50,000	$50,001 to $100,000

Independent Directors

Anthony E. Aaronson	$1 to $10,000	$10,001 to $50,000
David L. Elsum	$1 to $10,000	$51,001 to $100,000
P. Gerald Malone	$1 to $10,000	$1 to $10,000
Neville J. Miles	$1 to $10,000	$10,001 to $50,000
Peter J. O’Connell	$1 to $10,000	$10,001 to $50,000
William J. Potter	$1 to $10,000	$10,001 to $50,000
Peter D. Sacks	$1 to $10,000	$10,001 to $50,000
Dr. Anton E. Schrafl	$1 to $10,000	$10,001 to $50,000
John T. Sheehy	$1 to $10,000	$50,001 to $100,000

*	Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., all of which may be deemed to be in the same Family of Investment Companies.

As of December 31, 2004, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager or Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Investment Adviser.

Messrs. Martin Gilbert and Christian Pittard serve as executive officers of the Fund. As of December 31, 2004, Mr. Pittard owned no shares of the Fund’s common stock or preferred stock.

Committees of the Board of Directors

Current Committees and Members

The Board of Directors has a standing Audit and Valuation Committee, Contract Review Committee, and Nominating and Corporate Governance Committee, each of which is composed entirely of Independent Directors. Each member is also “independent” within the meaning of the American Stock Exchange (“AMEX”) listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non–audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Messrs. Anthony E. Aaronson, Peter D. Sacks and John T. Sheehy.

The Board of Directors has adopted an Audit Charter and a Valuation Charter for its Audit and Valuation Committee. A copy of the Fund’s Audit Charter was included as an appendix to the Fund’s proxy statement in 2003.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Pricing and Valuation Procedures, such as overseeing the implementation of the Fund’s Pricing and Valuation Procedures. The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Pricing and Valuation Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. David L. Elsum, Neville J. Miles and William J. Potter.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers. The Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. The Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board of Directors has adopted a Nominating and Corporate Governance Committee charter, which is attached to this Proxy Statement as Appendix A. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles, William J. Potter and John T. Sheehy.

The Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Committee will consider potential director candidates recommended by Fund stockholders provided that: (i) the proposed candidates satisfy the director qualification requirements set forth in the Fund’s bylaws, and (ii) the nominating stockholders comply with the Fund’s Policies for Consideration of Board Member Candidates submitted by Fund Stockholders, annexed to this Proxy Statement as Appendix B, in addition to such procedures and requirements as are set forth in the Fund’s bylaws. Other than compliance with the requirements mentioned in the preceding sentence, the Committee will not otherwise evaluate stockholder director nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner. The Committee may identify prospective director candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

The Fund’s bylaws (Article III, Section 2(c)) contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years’ experience in either investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

The Fund’s bylaws (Article II, Section 11) also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Stockholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s bylaws, and shall include the following information: (1) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting that business at the meeting of stockholders, (2) with respect to each such stockholder, that stockholder’s name and address (as they appear on the records of the Fund), business address and telephone number, residence address and telephone number, and the number of shares of each class of stock of the Fund beneficially owned by that stockholder, (3) any interest of the stockholder in the proposed business, (4) the name or names of each person nominated by the stockholder to be elected or re-elected as a director, if any, and (5) with respect to each nominee, that nominee’s name, business address and telephone number, and residence address and telephone number, the number of shares, if any, of each class of stock of the Fund owned directly and beneficially by that nominee, and all information relating to that nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, pursuant to Regulation 14A under the 1934 Act (or any provisions of law subsequently replacing Regulation 14A), together with a notarized letter signed by the nominee stating his or her acceptance of the nomination by that stockholder, stating his or her intention to serve as director if elected, and consenting to being named as a nominee for director in any proxy statement relating to such election. Any stockholder who would like a copy of the Fund’s bylaws may obtain a copy from the Fund, by writing to Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Board and Committee Meetings in Fiscal 2004

During the Fund’s fiscal year ended October 31, 2004, the Board of Directors held four regular meetings and two special meetings; the Audit and Valuation Committee held three meetings; the Contract Review Committee held one meeting; and the Nominating and Corporate Governance Committee held six meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served, except for Dr. Schrafl, who attended 67% of such meetings.

Communications with the Board of Directors

Stockholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Asset Management Inc., the

Fund’s investor relations services provider, at Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301, or may send e-mail correspondence to the Director(s) c/o Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Director Attendance at Annual Meetings of Stockholders

Generally, in the event that any of the Fund’s Directors are geographically close to the site of an annual meeting of stockholders at the time of such meeting, one or more of such Directors will attend the meeting. However, since a majority of the Fund’s Directors reside outside of the United States, the Fund recognizes that it would be impractical for most Directors to attend such meetings and would create a significant expense for the Fund. In light of the fact that the residences of most Directors are substantial distances from the location of the annual meetings of stockholders and that, historically, few stockholders have attended annual meetings in person, the Fund has not established a policy with respect to Director attendance at annual meetings of stockholders. Two Directors attended the 2004 annual meeting of stockholders.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2004. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively. Each Independent Director of the Fund receives an aggregate fee, effective January 1, 2004, of $24,000 per year, inclusive of attendance at in-person and telephonic Board meetings. Members of the Fund’s Audit and Valuation Committee, Contract Review Committee, Nominating and Corporate Governance Committee and ad hoc committees receive a fee of $500 per committee meeting attended, and the Chairman of each of these Committees receives an additional fee of $500 per committee meeting attended. The fees for attendance at committee meetings may be less than $500 per meeting, in certain instances where committee meetings are held jointly with committee meetings of other funds in the same fund complex.

Compensation Table

Fiscal Year Ended October 31, 2004

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
Anthony E. Aaronson	$24,500	N/A	N/A	$43,583	(2)
David L. Elsum	$23,100	N/A	N/A	$59,380	(3)
Martin J. Gilbert	$0	N/A	N/A	$0	(2)
Beverley Hendry	$0	N/A	N/A	$0	(1)
P. Gerald Malone	$22,200	N/A	N/A	$22,200	(1)
Neville J. Miles	$36,609	N/A	N/A	$93,405	(3)
Peter O’Connell	$22,650	N/A	N/A	$40,040	(2)
William J. Potter	$30,292	N/A	N/A	$79,543	(3)
Peter D. Sacks	$29,333	N/A	N/A	$71,416	(3)
Brian M. Sherman ‡	$0	N/A	N/A	$0	(3)

Preferred Directors:
Dr. Anton E. Schrafl	$22,600	N/A	N/A	$39,990	(2)
John T. Sheehy	$32,042	N/A	N/A	$81,793	(3)

*	The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2004.
‡	Mr. Sherman is paid consulting fees by the Fund’s Investment Manager equal to the fees paid to Independent Directors of funds in the fund complex of which Mr. Sherman is a director. For the fiscal year ended October 31, 2004, the amount of the consulting fees paid to Mr. Sherman was $23,500.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the AMEX. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentences, the Fund believes that during the fiscal year ended October 31, 2004, its Reporting Persons complied with all applicable filing requirements. Mr. Andrew Smith filed a Form 3 Initial Statement of Beneficial Ownership of the Fund’s securities subsequent to the 10 day period specified in the Form. For the fiscal year commencing November 1, 2004, Mr. Derek Fulton filed a Form 3 Initial Statement of Beneficial Ownership of the Fund’s securities subsequent to the 10 day period specified in the Form.

Relationship of Directors or Nominees with the Investment Manager and the Investment Adviser

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund (the “Investment Manager”) and Aberdeen Asset Management Limited serves as investment adviser to the Fund (the “Investment Adviser”) pursuant to a management agreement dated as of March 8, 2004 and an advisory agreement dated as of March 8, 2004, respectively. The Investment Manager is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited (“AAMHL”), an Australian corporation. The registered offices of the Investment Adviser and AAMHL are located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. Both the Investment Manager and AAMHL are wholly-owned subsidiaries of Aberdeen Asset Management PLC, a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee at an annual rate equal to 0.12% of the Fund’s average weekly net assets, computed based upon the net asset values applicable to the shares of common stock and shares of preferred stock at the end of each week up to $900 million, 0.08% of such assets between $900 million and $1.75 billion and 0.06% of such assets in excess of $1.75 billion. AAMI also provides investor relations services to the Fund under an investor relations services agreement, for a monthly retainer of $10,000, plus out-of-pocket expenses. AAMI is a Delaware corporation with its office located at Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301.

Mr. Martin Gilbert, a Director and President of the Fund, also serves as a Director of the Investment Manager, a Director of the Investment Adviser, President and a Director of AAMI and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC. Mr. Beverley Hendry, a Director of the Fund, also serves as the Chief Executive Officer and a Director of AAMI. Messrs. Gilbert and Hendry are also stockholders of Aberdeen Asset Management PLC.

REPORT OF THE AUDIT AND VALUATION COMMITTEE;

INFORMATION REGARDING THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Valuation Committee has selected, and the Fund’s Independent Directors have ratified the selection of, PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending October 31, 2005.

Representatives from PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from stockholders and to make a statement if they so desire.

The Audit and Valuation Committee has received from PwC the written disclosures and the letter required by Independence Standards Board No. 1, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2004. The members of the Audit and Valuation Committee are Messrs. Anthony E. Aaronson, Peter D. Sacks and John T. Sheehy.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the Fund’s two most recent fiscal years:

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2004	$116,100	$8,500	$5,500	$0
2003	$189,000	$24,500	$0	$0

All of the services described in the table above were approved by the Audit and Valuation Committee pursuant to its pre-approval policies and procedures (the “Pre-Approval Policies and Procedures”) which are summarized below. The tax fees for 2004 were for the preparation of the Fund’s federal income tax return.

Other than as set forth in the table above, PwC did not bill any non-audit fees for the fiscal year ended October 31, 2004, and billed non-audit fees in the amount of $29,000 for the fiscal year ended October 31, 2003, for services rendered to the Fund, the Fund’s current Investment Manager, Aberdeen Asset Managers (C.I.) Limited (“AAMCIL,” the Fund’s former investment manager), and the Fund’s Investment Adviser. For 2003, these fees were for agreed upon procedures performed on behalf of AAMCIL in connection with the transfer of fund accounting for a fund managed by AAMCIL. The Fund’s Audit and Valuation Committee determined that these services performed on behalf of AAMCIL were compatible with maintaining PwC’s independence.

For the fiscal years ended October 31, 2004 and October 31, 2003, PwC did not provide any non-audit services to any entity controlling, controlled by, or under common control with the Fund’s Investment Manager or the Fund’s Investment Adviser that provides ongoing services to the Fund (“Service Affiliates”).

The Fund’s Audit and Valuation Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund’s independent registered public accounting firm (“Auditor”) and any non-audit services provided by the Auditor to the Fund’s Investment Manager, Investment Adviser and Service Affiliates during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if those services directly impact the Fund’s operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit services include certain services that are audit-related such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the Auditor to the Fund or to the Fund’s Service Affiliates without jeopardizing the Auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit and Valuation Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit and Valuation Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund’s Independent Directors. In determining whether to engage the independent registered public accounting firm for its audit services, the Audit and Valuation Committee will consider the independent registered public accounting firm’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Pre-Approval Policies and Procedures also permit the Audit and Valuation Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its Service Affiliates on an annual basis at the time of the independent registered public accounting firm’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent registered public accounting firm, the Audit and Valuation Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In its pre-approval, the Audit and Valuation Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the independent registered public accounting firm and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit and Valuation Committee consistent with the same standards for determination and information.

The Audit and Valuation Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit and Valuation Committee by the time of its next regularly scheduled meeting. The Fund’s Pre-Approval Policies and Procedures are to be reviewed annually by the Audit and Valuation Committee and the Fund maintains a record of the decisions made by the Committee pursuant to those procedures.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or the Fund’s administrator. Georgeson Shareholder Communications, Inc. (“Georgeson”) has been retained to assist in the solicitation of proxies. Georgeson will be paid approximately $6,500 by the Fund, and the Fund will reimburse Georgeson for its related expenses.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about March 15, 2005. As mentioned above, Georgeson has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of Georgeson if the Fund has not yet received their vote. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that Management of the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Any proxy given by a stockholder is revocable. A stockholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership. To the best of the Fund’s knowledge, based upon filings made with the SEC as of March 9, 2005, no persons or group beneficially owned more than 5% of the voting securities of the Fund.

Stockholder Proposals. If a stockholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2006 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such proposal must be received by the Secretary no later than November 15, 2005.

Stockholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2006 which they do not wish to be included in the Fund’s proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such notice must be received by the Secretary no sooner than December 9, 2005 and no later than January 8, 2006 in the form prescribed from time to time in the Fund’s bylaws.

OTHER BUSINESS

The Board of Directors of the Fund knows of no business that will be presented for consideration at the Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of the Board of Directors,

Roy M. Randall, Secretary

800 Scudders Mill Road

Plainsboro, New Jersey 08536

March 15, 2005

Appendix A

Aberdeen Asia-Pacific Income Fund, Inc.

Nominating and Corporate Governance Committee Charter

Committee Membership

The Nominating and Corporate Governance Committee (the “Committee”) shall be composed entirely of independent directors. The President of the Fund, although not a member of the Committee, will, upon request, cooperate with the Committee by recommending candidates and recruiting them for the Board of Directors (the “Board”) and for executive officers of the Fund, and otherwise assisting the Committee in the discharge of its responsibilities.

Mission

To promote the effective participation of qualified individuals on the Board, Committees of the Board, and as executive officers of the Fund, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.

Nominating Function—Board

1. The Committee shall make nominations for directors and officers of the Fund and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent director positions, their independence from the Fund’s Investment Manager, Investment Adviser and other principal service providers. Persons selected as independent directors must not be “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Investment Manager or Investment Adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in the Fund’s bylaws and in any policies and procedures which may be adopted by the Committee from time to time, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2. The Committee will consider potential director candidates, if any, recommended by stockholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not “interested persons” of the Fund, the Fund’s Investment Manager, or the Fund’s Investment Adviser as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the American Stock Exchange listing standards.

3. The Committee is empowered to establish such procedures and eligibility requirements for stockholder submission of nominee candidates as the Committee deems appropriate, in addition to such procedures and requirements as are set forth in the Fund’s bylaws. Other than such requirements as may be established in accordance with the previous sentence, the Committee shall not otherwise evaluate stockholder director nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner.

4. The Committee may identify prospective directors from any reasonable source, including, but not limited to, consultation with third-party director search services, and may pay for such search services from the assets of the Fund.

5. The Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition.

6. It shall be in the Committee’s sole discretion as to whether or not to nominate a candidate for membership on the Board.

7. The Committee shall evaluate the participation and contribution of each director coming to the end of his or her term before deciding whether to recommend re-election. The Committee may seek the views of other directors to assist it in this evaluation.

8. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

9. The Committee shall periodically review the amount of compensation to be paid by the Fund to Directors for their service as members of the Board and as members of committees, and shall recommend any appropriate changes to the Board as a group.

10. The Committee shall periodically review issues related to the succession of officers of the Fund.

Nominating Function—Committees

The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board, and shall review committee assignments as necessary.

Corporate Governance Function

The Committee shall review, discuss, and make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. These may include, but are not limited to, issues relating to:

1. Composition of the Board, including:

(a) the size of the Board and the qualifications and representative areas of expertise;

(b) years of service on the Board; and

(c) retirement policies relating to members of the Board.

2. Members of the Board, including:

(a) guidelines relating to ownership by members of the Board of shares of the Fund;

(b) continuing education of members of the Board; and

(c) identification of best practices for members of the Board.

3. Meetings of the Board, including:

(a) coordination with the Chairman of the Board in developing the agenda for the meetings of the Board;

(b) frequency of meetings of the Board;

(c) Board meeting attendance policies.

4. The role of the Independent Directors, including:

(a) ability of independent members of the Board to act and function independently of management; and

(b) responsibilities pursuant to statutory and regulatory requirements.

5. The role of the committees of the Board, including:

(a) scope of the responsibilities of the committees; and

(b) whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

6. The relationship between the Board and management, including:

(a) oversight of management;

(b) communication with management; and

(c) coordination with management in ensuring that management has developed an appropriate plan to deal with potential crisis management situations.

7. Board self-evaluation.

The Committee may confer with the Board, and with independent consultants, in connection with the foregoing, and shall make recommendations for any action to the full Board. The Committee may pay for the services of such independent consultants from the assets of the Fund.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly, prior to the meeting of the Full Board, to carry out its nominating function, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence, at the expense of the Fund.

3. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

September 13, 2004

Appendix B

Aberdeen Asia-Pacific Income Fund, Inc.

Policies for Consideration of Board Member Candidates submitted by Fund Stockholders

(Adopted September 13, 2004)

Pursuant to the Charter of the Nominating and Corporate Governance Committee (the “Committee”) of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), the Committee is charged with evaluating the qualifications of candidates to serve on the Fund’s Board of Directors (“Board”) and with making nominations for members of the Board. These Policies shall apply to the Committee’s consideration of Board member candidates submitted by Fund stockholders.

Nominations from Stockholders

While the Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Committee may consider nominations from stockholders of the Fund. Holders of the Fund’s common stock may submit for the Committee’s consideration recommendations regarding potential candidates for service as directors to represent the holders of such common stock, and holders of the Fund’s preferred stock may submit for the Committee’s consideration recommendations regarding potential candidates for service as preferred directors. Each eligible stockholder or stockholder group may submit no more than one candidate each calendar year.

In order for the Committee to consider stockholder submissions, the following requirements must be satisfied regarding the candidate:

(a) The candidate must satisfy all qualifications provided herein, in the Fund’s organizational documents and in the Fund’s Nominating and Corporate Governance Committee Charter.

(b) If the nominating stockholder or any member of the nominating stockholder group is a natural person, the candidate may not be the nominating stockholder, a member of the nominating stockholder group, or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group.1

(c) If the nominating stockholder or any member of the nominating stockholder group is an entity, neither the candidate nor any member of the candidate’s immediate family may have been employed during the calendar year of the submission nor the immediately preceding calendar year, by the nominating stockholder or any member of a nominating stockholder group.

(d) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the calendar year of the submission or during the immediately preceding calendar year, any consulting, advisory, or other compensatory fee from the nominating stockholder or any member of a nominating stockholder group or any affiliate of any such stockholder or any such member.

(e) The candidate may not be an executive officer or director (or person performing similar functions) of the nominating stockholder or any member of the nominating stockholder group, or of an affiliate of such stockholder or any such member.

(f) The candidate may not control the nominating stockholder or any member of the nominating stockholder group (or, in the case of a stockholder or member that is a fund, an interested person of such stockholder or member as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended).

[1]	The terms “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(g) A stockholder or stockholder group may not submit for consideration a candidate who has previously been considered by the Committee.

In order for the Committee to consider stockholder submissions, the following requirements must be satisfied regarding the stockholder or stockholder group submitting the candidate:

(a) The Committee only will consider stockholder submissions that are received during the period from August 1 through September 30 of the year prior to the meeting of stockholders at which the director is to be elected (“Stockholders’ Meeting”).

(b) Any stockholder or stockholder group submitting a proposed candidate must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s shares of common stock or preferred stock, as the case may be. The shares used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the submission of the candidate. In addition, such securities must continue to be held through the date of the Stockholders’ Meeting. The nominating stockholder or stockholder group must also bear the economic risk of the investment.

(c) The nominating stockholder or each member of the nominating stockholder group must meet the requirements set out in Rule 13d-1(b) or (c) of the Securities Exchange Act of 1934 to file on Schedule 13G. The nominating stockholder or the nominating stockholder group must have reported its beneficial ownership on Schedule 13G or Schedule 13D, before or on the date of the stockholder submission.

A stockholder or stockholder group submitting a proposed candidate to the Committee must substantiate compliance with the above requirements at the time of such submission. Any submission must be directed to the attention of the Fund’s Secretary, who will forward such submission to the Committee. This submission must include:

(a) Contact information for the nominating stockholder or stockholder group;

(b) A copy of the Schedule 13G or Schedule 13D filed with the Securities and Exchange Commission by the nominating stockholder or the nominating stockholder group;

(c) A certification from the nominating stockholder or stockholder group providing that the shares have been held continuously for at least two years as of the date of the submission of the candidate, and will continue to be held through the date of the Stockholders’ Meeting;

(d) The candidate’s contact information and the number of applicable Fund shares owned by the candidate;

(e) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended;

(f) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and consent to be named in the Fund’s proxy statement and form of proxy, if so designated by the Fund’s Board, and to serve as a director if so elected;

(g) A representation that, to the knowledge of the nominating stockholder or stockholder group, the nominee’s candidacy or, if elected, board membership, would not violate controlling state law or federal law or rules of a national securities exchange or national securities association applicable to the Fund; and

(h) A statement as to whether or not, during the past ten years, the nominating stockholder or any member of the nominating stockholder group, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, the dates, the nature of the conviction, the name or other disposition of the case; and whether the individual has been involved in any other legal proceedings during the last five years, as specified in Item 401(f) of

Regulation S-K. When the nominating stockholder or any member of the nominating stockholder group is a general or limited partnership, syndicate or other group, the foregoing information must be provided with respect to (i) each partner of the general partnership; (ii) each partner who is, or functions as, a general partner of the limited partnership; (iii) each member of the syndicate or group; and (iv) each person controlling the partner or member. If the nominating stockholder or any member of the nominating stockholder group is a corporation or if a person referred to in (i)-(iv) of the preceding sentence is a corporation, the foregoing information must be provided with respect to (a) each executive officer and director of the corporation; (b) each person controlling the corporation; and (c) each executive officer and director of any corporation or other person ultimately in control of the corporation.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

AUTHORIZE YOUR PROXY ON THIS CARD OR BY TELEPHONE

YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE

OF ADDITIONAL MAILINGS

Your vote is important!

You can submit your voting instructions by telephone.

Telephone voting saves postage costs, which can help minimize expenses.

Telephone voting is instantaneous – 24 hours a day.

Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192.

3. Follow the recorded directions.

4. Do not mail your proxy card when you vote by phone.

Please detach at perforation before mailing.

PROXY	PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF PROXY ABERDEEN ASIA-PACIFIC INCOME FUND, INC. To be held April 8, 2005 at 12:00 p.m. noon (Eastern time)	PROXY

The undersigned stockholder of Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints William J. Potter and Andrew Smith, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 800 Scudders Mill Road, Entrance 2, Plainsboro, New Jersey on Friday, April 8, 2005, at 12:00 p.m. noon (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director (Proposal 1), and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature(s)
Signature (if held jointly)
Date FAX_15120-GS-COM

PLEASE SIGN AND DATE THIS PROXY CARD ABOVE, VOTE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

AUTHORIZE YOUR PROXY ON THIS CARD OR BY TELEPHONE

YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE

OF ADDITIONAL MAILINGS

Please detach at perforation before mailing.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S COMMON STOCKHOLDERS VOTE “FOR” PROPOSAL 1, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: ■

1.	Election of the following three nominees to serve as Class II Directors for three-year terms and until their successors are duly elected and qualify: (01) P. Gerald Malone, (02) Peter D. Sacks, and (03) Brian M. Sherman	FOR	WITHHOLD ALL	FOR ALL EXCEPT (as marked below)
		☐	☐	☐

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below.

A proxy executed in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

The signer of this Proxy authorizes the Proxy holder to vote and otherwise represent the signer on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

FAX_15120-GS-COM

AUTHORIZE YOUR PROXY ON THIS CARD OR BY TELEPHONE

YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE

OF ADDITIONAL MAILINGS

Your vote is important!

You can submit your voting instructions by telephone.

Telephone voting saves postage costs, which can help minimize expenses.

Telephone voting is instantaneous – 24 hours a day.

Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192.

3. Follow the recorded directions.

4. Do not mail your proxy card when you vote by phone.

Please detach at perforation before mailing.

PROXY	PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF ABERDEEN ASIA-PACIFIC INCOME FUND, INC. To be held April 8, 2005 at 12:00 p.m. noon (Eastern time)	PROXY

The undersigned stockholder of Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints William J. Potter and Andrew Smith, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 800 Scudders Mill Road, Entrance 2, Plainsboro, New Jersey on Friday, April 8, 2005, at 12:00 p.m. noon (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director (Proposal 2), and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature(s)
Signature (if held jointly)
Date FAX_15120-GS-PRF

PLEASE SIGN AND DATE THIS PROXY CARD ABOVE, VOTE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

AUTHORIZE YOUR PROXY ON THIS CARD OR BY TELEPHONE

YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE

OF ADDITIONAL MAILINGS

Please detach at perforation before mailing.

AUCTION MARKET PREFERRED STOCK, SERIES A-I

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF THE FUND’S PREFERRED STOCK VOTE “FOR” PROPOSAL 2, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: ■

2.	Election of the following two nominees to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify: (01) Dr. Anton E. Schrafl and (02) John T. Sheehy	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (as marked below)
		☐	☐	☐
To withhold authority to vote for one of the nominees, write the name of the nominee on the line below.

A proxy executed in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

The signer of this Proxy authorizes the Proxy holder to vote and otherwise represent the signer on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

FAX_15120-GS-PRF